SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
In the first quarter of 2018, BPY signed a definitive agreement to acquire the common shares of GGP that it does not already own. The purchase price is comprised of a fixed amount of $9.25 billion of cash and approximately 254 million units of BPY or an equivalent equity instrument that will be issued on the close of the transaction. The cash component of the transaction is expected to be funded through approximately $4 billion of asset sales, with the balance funded through debt at the GGP level, that will be non-recourse to the corporation or BPY. We expect our ownership of BPY to be approximately 50% following this transaction.